Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Time charter-out
In March 2026, we commenced a time charter-out agreement on an LR2 product tanker, STI Lombard, for five years at a rate of $33,000 per day.
In March 2026, we entered into a time charter-out agreement on an LR2 product tanker, STI Rambla, for eight years at a rate of $30,500 per day. This charter is expected to commence in the first or second quarter of 2026.
Declaration of dividend
On February 11, 2026, our Board of Directors declared a quarterly cash dividend of $0.45 per common share, which is payable on March 20, 2026 to all shareholders of record as of March 6, 2026.
Vessel Sales
In January 2026, we closed on the sale of the 2019 built scrubber-fitted LR2 product tanker, STI Lavender, for $61.2 million.
In February 2026, we closed on the sales of the 2016 built scrubber-fitted LR2 product tankers, STI Goal and STI Gallantry, for $52.3 million per vessel.
In March 2026, we entered into agreements to sell two 2015 built scrubber-fitted MR product tankers, STI Seneca and STI Osceola, for $35.0 million per vessel and a 2015 built scrubber-fitted LR2 product tanker, STI Solidarity, for $60.0 million. The sales of these vessels are expected to close within the first or second quarter of 2026. In March 2026, these three vessels, STI Seneca, STI Osceola and STI Solidarity, were released from collateral on the 2023 $1.0 Billion Credit Facility and we paid the outstanding debt balance of $20.2 million related to these vessels and reduced the amount available under the revolving portion of the facility by $10.8 million.
Debt Activity
In January 2026, STI Kingsway was released from collateral on the 2023 $1.0 Billion Credit Facility, with no outstanding balance and reducing the amount available under the revolving portion of the facility by $13.7 million.
In February 2026, we paid the $18.9 million purchase option, representing the aggregate outstanding lease obligation, on the LR2 product tanker, STI Symphony, that was financed under the Ocean Yield Lease Financing arrangement and thus terminated the lease.
Newbuilding Vessels
In February 2026, we declared options to purchase two scrubber-fitted LR2 newbuilding product tankers that are to be constructed at Dalian Shipbuilding Industry Co., Ltd. in China for $68.5 million per vessel. Deliveries are expected in the third and fourth quarters of 2029.
Conflict in Iran
The recent military conflict in Iran has had a significant direct and indirect impact on the trade of crude oil and refined petroleum products. The conflict has disrupted major trading routes such as the Strait of Hormuz and as a result, the price of oil and petroleum products has risen significantly. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and it is possible that the current conflict in Iran could adversely affect our financial condition, results of operations, cash flows, financial position, and future performance.